UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2002


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


MARYLAND_______________________________1-13589_________________36-4173047_____
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(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation)                           Number)           Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois______________60601________
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      (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: (312)917-1300

                                 NOT APPLICABLE
                (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS.

     The Board of Trustees (the "Board") of Prime Group Realty Trust (the "Company") determined not to declare the regular quarterly distributions on its Series A and Series B cumulative preferred shares for the first quarter of 2002 until and unless certain proposed capital transactions are completed and the Company reaches a resolution to the right of Security Capital Preferred Growth Incorporated, the sole holder of the Company's Series A preferred shares (the "Series A Holder"), to require the Company to redeem the Series A preferred shares upon ten (10) days' notice. The Company's existing suspension of quarterly distributions on its common shares remains unchanged. Distributions on the preferred shares are cumulative and will continue to accrue to the extent they are not declared and paid currently.

     The Company can give no assurance that it will be able to complete the foregoing capital transactions or resolve the redemption issue with the Series A Holder, or, if they are completed and resolved, respectively, whether they will be on terms that are favorable to the Company. The Company can also give no assurances that if such capital events are completed and the Series A Holder redemption issue resolved on terms favorable to the Company or otherwise, dividends on the Company's preferred and/or common shares will be declared and paid.

     Any future distributions in respect of the Company's common shares may not be paid unless all accrued but unpaid preferred share distributions have been or are concurrently satisfied. In addition, because the first quarter of 2002 constitutes the second consecutive quarter for which the regular quarterly distribution will not be paid on the common shares, the Series A Holder is entitled to elect a Trustee to serve on the Company's Board.

     On April 12, 2002, the Company issued a Press Release announcing the matters described above. A copy of the Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Form 8-K as Exhibit No. 99.1

     This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.

(b)            Exhibits:

               Exhibit      Description
                  No.
                 99.1       Press Release dated April 12, 2002.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 12, 2002               PRIME GROUP REALTY TRUST

                                    By:/s/ Louis G. Conforti
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                                    Name:  Louis G. Conforti
                                           Co-President and
                                           Chief Financial
                                           Officer